UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans.

Annual Report December 31, 2013

JDD

Nuveen Diversified Dividend and Income Fund

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Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	10
Common Share Information	11
Risk Considerations	14
Performance Overview and Holding Summaries	16
Report of Independent Registered Public Accounting Firm	18
Portfolio of Investments	19
Statement of Assets and Liabilities	34
Statement of Operations	35
Statement of Changes in Net Assets	36
Statement of Cash Flows	37
Financial Highlights	38
Notes to Financial Statements	40
Additional Fund Information	52
Glossary of Terms Used in this Report	54
Reinvest Automatically, Easily and Conveniently	56
Board Members & Officers	57

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers. Each sub-adviser has a strategic asset allocation of 25% of the Fund's assets.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks. Jon D. Bosse, CFA, Chief Investment Officer and James T. Stephenson, CFA, lead the Fund's management team at the firm.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Company. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer.

Wellington Management Company, LLP (Wellington Management) invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management discuss general market conditions and trends, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18, 2013 that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period. Gold suffered its first annual decline since 2000. The Nikkei Index rose 57%, while most European developed markets generated double digit returns. Easing money policies by the world's central banks continued, joined by significant steps in Japan, while economic growth remained weak. Returns from most developing markets underperformed developed markets, with China and Brazil both posting negative returns for the reporting period.

Real Estate Investment Trust (REIT) common equities generated modestly positive returns for 2013. In contrast, concerns over rising interest rate trends were evident as REIT senior fixed income securities generated negative returns for 2013, particularly the perpetual preferred securities burdened by their extended duration profile.

Performance across the emerging markets fixed income sectors was negative during the reporting period. External sovereign debt as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified returned -5.25%, as both spread widening and rising of U.S. Treasury yields hurt performance. Corporate debt had slightly negative performance with the JPMorgan Chase Corporate Emerging Bond Index (CEMBI) Broad Diversified Index generating -0.60%, as spread tightening partially offset the negative impact of the rise in U.S. Treasury yields. Local currency markets struggled, with the JPMorgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified Index posting a return of -8.98% for the reporting period. Both the weakening of emerging markets currencies versus the U.S. dollar and the rise of interest rates in the face of declining global liquidity hurt local markets.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2013?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

Nuveen Investments

For the dividend paying equity portion of the Fund's portfolio, managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets or a positive change in the underlying fundamentals. We also focused on trying to manage downside risk exposure, and focused on each company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund's portfolio, the Symphony team continued to manage and monitor senior loan market risks. Investors who took credit risk were rewarded during the reporting period and defaults averaged below 2% for the senior loan market. All industries had positive returns during the reporting period, with any weaknesses in very specific issuers. The Fund's capital remained invested in assets offering attractive current income and yield, whose issuers have relatively strong credit profiles among non-investment grade debt.

The emerging market debt portion of the Fund is managed by Wellington Management. During the reporting period, we remained overweight Latin America, but shifted our positioning by adding to our external sovereign debt exposure while trimming our quasi-sovereign and corporate exposures. We favored external sovereign debt as we believe that default risk remains relatively low and spreads are attractive. We favored countries such as Brazil and Colombia, but moved to an underweight in Venezuela where we had fundamental concerns. Although we remain broadly cautious on the Eastern Europe, Middle East and Africa (EEMEA) region, we do still favor Russia and some smaller markets in Eastern Europe that could experience spread compression as credit quality improves in Lithuania, Latvia and Romania. We avoided those Middle Eastern countries that were going through difficult political transitions. We had exposure to high quality countries with attractive valuations such as the United Arab Emirates. We remained underweight in Asia given tight valuations, though we have taken advantage of weakness in Indonesia to add some exposure. During the reporting period, our local interest rate exposure was light and largely concentrated in Latin America and South Africa. We also added local rates exposure to Russian bonds during the reporting period. We also trimmed our emerging markets currency exposure as macro risks heated up. We trimmed currencies across all regions, as we believe they were vulnerable to Fed tapering risks. We anticipate that emerging markets central banks will likely fight depreciation aggressively in the hopes that it improves their competitiveness and boosts export growth. Finally, we have scaled back corporate exposure, in the face of expected heavy supply and relative outperformance in those issuers that are well positioned to weather a period of market volatility.

How did the Fund perform during this twelve-month reporting period ended December 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended December 31, 2013. For the twelve-month reporting period ended December 31, 2013, the total return on common share net asset value (NAV) for the Fund outperformed its comparative benchmark, but underperformed the S&P 500® Index.

Within the dividend paying equity portion of the Fund managed by NWQ, the portfolio's performance reflects strong gains in several holdings. Those sectors that contributed positively to performance included consumer discretionary and finance due to positive stock selection and a greater weighting compared to the benchmark. Holdings in the technology,

Nuveen Investments

Portfolio Managers' Comments (continued)

producer durables and utility (telecom) sectors also generated strong gains; however, the portfolio's allocation to these sectors was less than the benchmark, which detracted from the relative return. These gains were partially offset by negative stock selection in the energy, health care and consumer staples sectors. Gold mining stocks AngloGold Ashanti and Barrick Gold performed poorly for the reporting period.

Several portfolio holdings generated double-digit returns for the reporting period on the strength of improving fundamentals, corporate activism and an acceleration in the return of capital to shareholders. Interpublic Group appreciated as the company's operational and financial turnaround continued to progress with an improved capital structure and higher free cash flow. Organic revenue growth is also set to exceed peers as headwinds from prior account losses begin to fade and new account wins further strengthen the company's growth outlook. Hartford Financial also positively contributed to performance. The company has done an excellent job selling its life businesses, mitigating risk in its run-off variable annuity division (Talcott) and returning capital to shareholders via share repurchase and dividends (dividends increased significantly during 2013). In addition, Unum Group contributed to the Fund's positive performance. The market has finally recognized the company has earned a 9-10% return-on-equity even in a tough environment, exhibiting great discipline in underwriting and returning significant capital via a robust dividend and share repurchase. Lastly, Vodafone appreciated as Verizon Communications agreed to acquire Vodafone's 45% stake in Verizon Wireless, while shares of Viacom benefitted from improved ratings at Nickelodeon and MTV, which is helping to drive advertising and revenue growth.

As previously mentioned, gold stocks AngloGold Ashanti and Barrick Gold were a significant drag on performance. Our positive perspective on these holdings entering 2013 was driven by the expectation that value would be liberated and protected through asset sales and spin-offs, a focus on cost and capital discipline and production growth from lower cost mines. We felt those characteristics would make these companies attractive in any industry, however, there was a 28% drop in the price of the underlying commodity. Many of the positive change catalysts remain, and although the commodity outlook remains uncertain, we would note that the current price of gold approximates the all-in marginal cost of production.

Lastly, Mosaic Company also declined due to lower potash and phosphate prices. Potash prices were pressured as Russian fertilizer producer, Uralkali, withdrew from its cartel marketing agreement with the Belarusian state potash producer, Belaruskali, BPC, which may result in additional potash volume in the market.

We opportunistically added several new holdings to the portfolio based on improving fundamentals, compelling valuation and an attractive dividend yield. Examples include new positions in Avery Dennison, CenturyLink, Norwegian Cruise Lines and Phillips 66. Following the divestiture of its office labels business, Avery Dennison appears to be more focused on simplifying its operations and optimizing its working capital requirements. We believe the stock is undervalued given the company's greater focus on free cash flow generation and shareholder value. Norwegian Cruise Lines generates above industry average yields and we believe the company is poised to significantly outgrow the industry with four new ships joining its fleet. Even with these advantages, the stock trades at a discount to the group, which we view as both unwarranted and unsustainable. We believe Phillips 66 has a favorable multi-year tailwind in its chemicals and midstream businesses. Long term, we believe both of these businesses will grow to over two-thirds of the total company, positioning Phillips 66 for continued free cash flow growth and a potential upward multiple re-rating. The company's refining business is also poised to benefit from widening West Texas Intermediate (WTI) to brent blend crude differentials that could drive additional earnings growth.

Several holdings were eliminated or trimmed during the year based on valuation, deteriorating fundamentals or to raise cash as we rotated into new investment opportunities. Among the holdings eliminated were News Corp, Symetra Financial, Tyson Foods and Teva Pharmaceutical. We rotated out of Newmont Mining and replaced the proceeds into AuRico Gold and purchased Suncor Energy after selling Canadian Natural Resources Limited and Talisman Energy Inc. Applied Materials, MetLife and Halliburton were sold based on valuation.

Nuveen Investments

In the real estate portion of the Fund managed by Security Capital, the Fund's performance benefited from its regional mall, industrial, strip center and self-storage equity investments, however performance was constrained by equity investments in office, hotels, mixed industrial/office and health care investments.

The broad loan market returned 6.16% during the reporting period and exhibited minimal volatility with only one down month. The senior loan and other debt portion of the Fund managed by Symphony benefited from credit selection and strong market technicals, including robust retail demand and collateralized loan obligation issuance. Our positions in Federal-Mogul Corporation and U.S. Foods performed well during the reporting period. Detracting from performance was TXU Corporation, whose loans traded down as investors await regulatory changes to the local power market.

In the emerging markets debt portion of the portfolio managed by Wellington Management, security selection contributed to overall performance, outweighing the negative contribution from country rotation strategies. Among country rotation strategies, an underweight to Uruguay, Venezuela and Panama contributed to overall performance, while a lack of exposure to Lebanon, as well as an overweight to Brazil and Indonesia detracted. Within security selection, positioning in Indonesia, Turkey and Peru contributed to overall performance, while security selection in Mexico, Brazil and Lithuania detracted. We also used currency forward contracts, buying currencies we expected to appreciate and selling currencies we expected to depreciate. These contracts contributed to overall performance during the period.

We also wrote (sold) call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was negative.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was slightly positive during this reporting period.

As of December 31, 2013, the Fund's percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.19%
Regulatory Leverage*	31.19%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of December 31, 2013, the Fund had outstanding bank borrowings of $116,000,000.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2013. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Common Share Information (continued)

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of December 31, 2013 (Common Shares)	JDD
Inception date	9/25/03
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.85
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.15
Total per share distribution	$1.00
Distribution rate on NAV	7.79%
Current distribution rate*	8.87%
Average annual total returns:
Excluding retained gain tax credit/refund**:
1-Year on NAV	11.63%
5-Year on NAV	18.60%
10-Year on NAV	7.15%
Including retained gain tax credit/refund**:
1-Year on NAV	11.63%
5-Year on NAV	18.60%
10-Year on NAV	7.38%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013 or for the tax years ended prior to December 31, 2006.

Nuveen Investments

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JDD
Common Shares Cumulatively Repurchased and Retired	268,008
Common Shares Authorized for Repurchase	1,995,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

JDD
Common Shares Repurchased and Retired	2,886
Weighted Average Price per Common Share Repurchased and Retired	$10.90
Weighted Average Discount per Common Share Repurchased and Retired	13.77%

OTHER COMMON SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Fund's common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common Share NAV	$12.84
Common Share Price	$11.27
Premium/(Discount) to NAV	(12.23)%
12-Month Average Premium/(Discount) to NAV	(6.60)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by real estate investment trusts (REITs), linking an investment in the Fund to the performance of the real estate markets, which may fall due to increasing vacancies, declining rents or the failure of borrowers to pay their loans.

Derivatives Strategy Risk. Derivative securities such as calls, puts, warrants, swaps and forwards carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	11.63%	18.60%	7.15%
JDD at Common Share Price	5.63%	23.04%	6.27%
JDD Blended Index (Comparative Benchmark)	7.90%	16.10%	8.93%
S&P 500® Index	32.39%	17.94%	7.41%

Average Annual Total Returns as of December 31, 20131 (including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	11.63%	18.60%	7.38%
JDD at Common Share Price	5.63%	23.04%	6.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

Portfolio Allocation2,3,4

(as a % of total investments)

Common Stocks	27.5%
Real Estate Investment Trust (REIT) Common Stocks	24.2%
Emerging Markets Debt and Foreign Corporate Bonds	22.7%
Variable Rate Senior Loan Interests	21.9%
Short-Term Investments	2.9%
Convertible Preferred Securities	0.3%
$1,000 Par (or similar) Institutional Structures	0.3%
$25 Par (or similar) Retail Structures	0.2%
Corporate Bonds	—[5]

Portfolio Composition2,3

(as a % of total investments)

Real Estate Investment Trust	24.4%
Emerging Markets Debt	22.7%
Media	5.9%
Pharmaceuticals	5.9%
Software	3.0%
Oil, Gas & Consumable Fuels	2.8%
Food Products	2.7%
Health Care Providers & Services	2.6%
Insurance	2.4%
Diversified Financial Services	2.3%
Hotels, Restaurants & Leisure	1.6%
Capital Markets	1.4%
Short-Term Investments	2.9%
Other	19.4%

Real Estate Investment Trust
Top Five Sub-Industries2,3

(as a % of total investments)

Retail	6.8%
Specialized	4.5%
Residential	4.4%
Office	2.9%
Hotels, Restaurants & Leisure	2.0%

Emerging Markets Debt and Foreign Corporate Bonds
Top Five Countries2,3

(as a % of total investments)

Russia	2.2%
Brazil	1.7%
Colombia	1.6%
Indonesia	1.5%
Mexico	1.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  As previously explained in the Common Share Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013 or for the tax years ended prior to December 31, 2006.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  68.6% of the Fund's total investments (excluding investments in derivatives) are denominated in U.S. Dollars.

5  Rounds to less than 0.1%.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, counterparties, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2014

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 140.5% (97.1% of Total Investments)
	COMMON STOCKS – 39.8% (27.5% of Total Investments)
	Aerospace & Defense – 0.6%
17,200	Raytheon Company	$1,560,040
	Airlines – 0.4%
41,300	Controladora Vuela Compania de Aviacion SAB de CV, (2)	559,615
3,500	Copa Holdings SA	560,385
	Total Airlines	1,120,000
	Automobiles – 1.2%
73,000	General Motors Company, (2)	2,983,510
	Building Products – 0.8%
1	Allegion PLC, (2)	29
35,400	Masonite International Corporation, (2)	2,124,000
	Total Building Products	2,124,029
	Capital Markets – 1.5%
60,000	Ares Capital Corporation	1,066,200
50,200	Bank of New York Company, Inc.	1,753,988
73,100	Medley Capital Corporation	1,012,435
	Total Capital Markets	3,832,623
	Chemicals – 0.3%
16,500	Mosaic Company	779,955
	Commercial Banks – 1.4%
76,000	Wells Fargo & Company	3,450,400
	Communications Equipment – 1.6%
95,000	Cisco Systems, Inc.	2,132,750
167,200	Ericsson LM Telefonaktiebolaget	2,046,528
	Total Communications Equipment	4,179,278
	Consumer Finance – 0.8%
27,500	Capital One Financial Corporation	2,106,775
	Containers & Packaging – 0.4%
21,000	Avery Dennison Corporation	1,053,990
	Diversified Financial Services – 2.8%
59,000	Citigroup Inc.	3,074,490
64,000	Deutsche Boerse AG, (3)	528,000
62,000	JPMorgan Chase & Co.	3,625,760
	Total Diversified Financial Services	7,228,250
	Diversified Telecommunication Services – 0.9%
14,600	CenturyLink Inc.	465,010
110,200	Frontier Communications Corporation	512,430
48,500	Nippon Telegraph and Telephone Corporation, ADR	1,311,440
	Total Diversified Telecommunication Services	2,288,880

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Food & Staples Retailing – 1.5%
81,000	Carrefour SA, (3)	$638,280
42,600	CVS Caremark Corporation	3,048,882
	Total Food & Staples Retailing	3,687,162
	Hotels, Restaurants & Leisure – 0.5%
5,700	Hilton Worldwide Holdings Inc., (2)	126,825
31,000	Norwegian Cruise Line Holdings Limited, (2)	1,099,570
	Total Hotels, Restaurants & Leisure	1,226,395
	Household Products – 0.4%
13,000	Procter & Gamble Company	1,058,330
	Industrial Conglomerates – 0.8%
45,500	General Electric Company	1,275,365
21,500	Koninklijke Philips Electronics NV	794,855
	Total Industrial Conglomerates	2,070,220
	Insurance – 3.5%
77,600	American International Group	3,961,480
78,000	Hartford Financial Services Group, Inc.	2,825,940
6,300	Swiss Re AG, (3)	581,228
46,000	Unum Group	1,613,680
	Total Insurance	8,982,328
	Machinery – 0.8%
16,100	Ingersoll Rand Company Limited, Class A	991,760
17,400	PACCAR Inc.	1,029,558
	Total Machinery	2,021,318
	Media – 5.0%
161,300	Interpublic Group Companies, Inc.	2,855,010
12,962	Metro-Goldwyn-Mayer, (2)	871,695
75,000	National CineMedia, Inc.	1,497,000
46,800	Time Warner Inc.	3,262,896
3,958	Tribune Company, (2)	306,349
3,185	Tribune Company, (2), (4)	—
29,000	Twenty First Century Fox Inc., Class A Shares	1,020,220
33,600	Viacom Inc., Class B	2,934,624
	Total Media	12,747,794
	Metals & Mining – 0.8%
40,000	AngloGold Ashanti Limited, Sponsored ADR	468,800
150,500	AuRico Gold Inc.	550,830
56,100	Barrick Gold Corporation	989,043
	Total Metals & Mining	2,008,673
	Oil, Gas & Consumable Fuels – 2.7%
15,700	Phillips 66	1,210,941
37,500	Royal Dutch Shell PLC, Class A	2,672,625
32,000	Suncor Energy, Inc.	1,121,600
30,000	Total SA, Sponsored ADR	1,838,100
	Total Oil, Gas & Consumable Fuels	6,843,266

Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals – 6.1%
27,700	AstraZeneca PLC, Sponsored ADR	$1,644,549
67,000	GlaxoSmithKline PLC	3,577,130
29,000	Merck & Company Inc.	1,451,450
145,000	Pfizer Inc., (5)	4,441,350
15,800	Roche Holdings AG, Sponsored ADR, (3)	1,109,160
65,000	Sanofi-Aventis	3,485,950
	Total Pharmaceuticals	15,709,589
	Real Estate Management & Development – 0.3%
45,000	Brookfield Properties Corporation	866,250
	Semiconductors & Equipment – 1.0%
27,300	Analog Devices, Inc.	1,390,389
25,400	Microchip Technology Incorporated	1,136,650
	Total Semiconductors & Equipment	2,527,039
	Software – 2.7%
77,000	CA Inc.	2,591,050
83,000	Microsoft Corporation	3,106,690
31,000	Oracle Corporation	1,186,060
	Total Software	6,883,800
	Tobacco – 0.5%
15,500	Philip Morris International	1,350,515
	Wireless Telecommunication Services – 0.5%
30,000	Vodafone Group PLC, Sponsored ADR	1,179,300
	Total Common Stocks (cost $74,546,814)	101,869,709
Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 35.0% (24.2% of Total Investments)
	Diversified – 2.1%
74,000	Duke Realty Corporation	$1,112,960
16,000	Liberty Property Trust	541,920
42,000	Vornado Realty Trust	3,729,180
	Total Diversified	5,384,060
	Hotels, Restaurants & Leisure – 2.9%
197,192	Host Hotels & Resorts Inc.	3,833,412
75,050	RLJ Lodging Trust	1,825,216
125,550	Sunstone Hotel Investors Inc.	1,682,370
	Total Hotels, Restaurants & Leisure	7,340,998
	Industrial – 2.2%
15,350	EastGroup Properties Inc.	889,226
127,648	Prologis Inc.	4,716,594
	Total Industrial	5,605,820
	Mortgage – 0.9%
57,300	PennyMac Mortgage Investment Trust	1,315,608
56,000	Redwood Trust Inc.	1,084,720
	Total Mortgage	2,400,328

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)				Value
	Office – 4.2%
21,200	Alexandria Real Estate Equities Inc.				$1,348,744
133,100	BioMed Realty Trust Inc.				2,411,772
31,350	Boston Properties, Inc.				3,146,600
54,500	Douglas Emmett Inc.				1,269,305
14,300	Kilroy Realty Corporation				717,574
19,500	SL Green Realty Corporation				1,801,410
	Total Office				10,695,405
	Residential – 6.4%
130,876	Apartment Investment & Management Company, Class A				3,390,997
29,925	AvalonBay Communities, Inc.				3,538,033
85,700	Equity Residential				4,445,259
16,950	Essex Property Trust Inc.				2,432,494
109,600	UDR Inc.				2,559,160
	Total Residential				16,365,943
	Retail – 9.8%
6,700	Brixmor Property Group Inc.				136,211
125,400	Developers Diversified Realty Corporation				1,927,398
189,160	General Growth Properties Inc.				3,796,441
131,100	Kimco Realty Corporation				2,589,225
71,391	Macerich Company				4,204,216
31,250	Regency Centers Corporation				1,446,875
43,935	Simon Property Group, Inc.				6,685,150
51,050	Taubman Centers Inc.				3,263,116
41,300	Weingarten Realty Trust				1,132,446
	Total Retail				25,181,078
	Specialized – 6.5%
65,000	CubeSmart				1,036,100
23,650	Extra Space Storage Inc.				996,375
124,700	Health Care Property Investors Inc.				4,529,104
54,750	Health Care REIT, Inc.				2,932,957
27,574	Public Storage, Inc.				4,150,438
52,650	Ventas Inc.				3,015,792
	Total Specialized				16,660,766
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $71,683,695)				89,634,398
Shares	Description (1)	Coupon		Ratings (6)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)
	Diversified Telecommunication Services – 0.4%
19,000	IntelSat SA	5.750%		N/R	$1,111,500
	Total Convertible Preferred Securities (cost $1,024,405)				1,111,500
Shares	Description (1)	Coupon		Ratings (6)	Value
	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.3% (0.2% of Total Investments)
	Commercial Banks – 0.3%
27,075	Texas Capital Bancshares Inc.	6.500%		BB	$579,405
10,925	Texas Capital Bancshares Inc.	6.500%		BB+	229,862
	Total $25 Par (or similar) Retail Structures (cost $916,866)				809,267
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL STRUCTURES – 0.4% (0.3% of Total Investments)
	Diversified Financial Services – 0.4%
$978	JPMorgan Chase & Company	6.000%	N/A (7)	BBB	$935,213
$978	Total $1,000 Par (or similar) Institutional Structures (cost $978,000)				935,213

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 31.7% (21.9% of Total Investments) (9)
	Aerospace & Defense – 0.2%
$429	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$429,918
	Airlines – 0.4%
498	American Airlines, Inc., Exit Term Loan	4.750%	6/27/19	BB+	502,009
495	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	497,899
993	Total Airlines				999,908
	Auto Components – 1.2%
1,116	Federal-Mogul Corporation, Tranche B, Term Loan	2.108%	12/29/14	B1	1,101,490
656	Federal-Mogul Corporation, Tranche C, Term Loan	2.108%	12/28/15	B1	648,219
1,000	Goodyear Tire & Rubber Company, Term Loan, Second Lien	4.750%	4/30/19	Ba1	1,011,563
446	Tomkins, LLC / Tomkins, Inc., Term Loan B2	3.750%	9/29/16	BB	448,441
3,218	Total Auto Components				3,209,713
	Biotechnology – 0.3%
872	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	878,986
	Capital Markets – 0.5%
499	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	504,109
877	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	881,441
1,376	Total Capital Markets				1,385,550
	Chemicals – 0.4%
970	Univar, Inc., Term Loan	5.000%	6/30/17	B+	961,833
	Commercial Services & Supplies – 0.4%
1,042	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BBB–	1,047,951
	Computers & Peripherals – 0.4%
1,000	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	1,003,750
	Containers & Packaging – 0.4%
1,000	Berry Plastics Holding Corporation, Term Loan E, WI/DD	TBD	TBD	B+	1,000,714
	Diversified Consumer Services – 0.6%
1,579	Hilton Hotels Corporation, Term Loan B2	3.750%	10/25/20	BB	1,593,422
	Diversified Financial Services – 0.2%
435	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	437,207
	Diversified Other – 0.2%
499	Rexnord LLC, Term Loan B	4.000%	8/21/20	B+	500,515
	Diversified Telecommunication Services – 0.6%
821	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	828,887
743	Windstream Corporation, Term Loan B4	3.500%	1/23/20	BB+	744,817
1,564	Total Diversified Telecommunication Services				1,573,704
	Food & Staples Retailing – 0.2%
500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/31/20	CCC	511,500
	Food Products – 3.9%
990	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	979,481
2,786	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,810,840
1,204	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	1,213,778
4,862	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	4,906,626
9,842	Total Food Products				9,910,725

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	Health Care Equipment & Supplies – 0.6%
$1,470	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	BB–	$1,483,342
	Health Care Providers & Services – 3.8%
995	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB–	999,975
4	Community Health Systems, Inc., Extended Term Loan	3.737%	1/25/17	BB	4,279
990	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	998,044
1,940	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	Ba2	1,956,672
1,920	Golden Living, Term Loan	5.000%	5/04/18	B	1,887,962
998	HCA, Inc., Tranche B4, Term Loan	2.997%	5/01/18	BB	999,643
76	HCA, Inc., Tranche B5, Term Loan	2.919%	3/31/17	BB	75,877
896	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	897,523
463	Select Medical Corporation, Term Loan B	4.000%	6/01/18	Ba2	466,207
1,396	United Surgical Partners International, Inc., Term Loan, First Lien	4.250%	4/19/17	B1	1,402,270
9,678	Total Health Care Providers & Services				9,688,452
	Hotels, Restaurants & Leisure – 1.9%
1,930	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	1,953,359
991	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	991,963
1,899	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB+	1,882,054
4,820	Total Hotels, Restaurants & Leisure				4,827,376
	Household Durables – 1.7%
970	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	976,867
997	Jarden Corporation, Term Loan B1	2.919%	9/30/20	BBB–	997,604
1,583	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	1,598,354
807	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	807,990
4,357	Total Household Durables				4,380,815
	Household Products – 0.1%
392	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	393,970
	Independent Power Producers & Energy Traders – 0.4%
1,000	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB–	1,007,875
	Industrial Conglomerates – 0.4%
992	DuPont Performance Coatings, Dollar Term Loan B	4.750%	2/03/20	B+	1,000,908
	Internet & Catalog Retail – 0.2%
650	Burlington Coat Factory Warehouse Corporation, Term Loan B2	4.250%	2/16/17	BB–	658,139
	IT Services – 0.0%
14	SunGard Data Systems, Inc., Term Loan B	1.915%	2/28/14	BB	13,880
	Machinery – 0.1%
269	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	270,167
	Media – 3.5%
248	Clear Channel Communications, Inc., Tranche D, Term Loan	6.919%	1/30/19	CCC+	237,292
92	Clear Channel Communications, Inc. Term Loan E	7.669%	7/30/19	CCC+	91,165
2,000	Cumulus Media, Inc., Term Loan B	4.250%	12/20/20	B+	2,017,500
1,241	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	1,244,075
500	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	505,622
533	Nielsen Finance LLC, Term Loan E	2.918%	5/01/16	BBB–	534,864
499	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	502,179
996	Tribune Company, Term Loan B, WI/DD	TBD	TBD	BB–	993,240
1,552	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	1,562,780
1,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	999,531
1,515	Yell Group PLC, Term Loan, (10)	0.000%	7/31/14	N/R	339,285
10,176	Total Media				9,027,533

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	Multiline Retail – 0.2%
$500	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	$508,577
	Multi-Utilities – 0.4%
990	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	996,983
	Oil, Gas & Consumable Fuels – 1.4%
249	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	255,454
1,500	Energy Transfer Equity L.P., Term Loan, First Lien	3.250%	12/02/19	BB	1,497,422
333	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	333,839
499	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	503,218
131	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B2	131,533
833	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	837,500
3,545	Total Oil, Gas & Consumable Fuels				3,558,966
	Pharmaceuticals – 2.4%
970	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	975,851
905	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	911,568
736	Quintiles Transnational Corp., Term Loan B3	3.750%	7/25/18	BB	736,916
1,489	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	1,501,312
1,965	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	BBB–	1,981,092
6,065	Total Pharmaceuticals				6,106,739
	Real Estate Investment Trust – 0.3%
758	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	763,358
	Real Estate Management & Development – 0.3%
660	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	666,099
	Road & Rail – 0.2%
404	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	407,249
	Semiconductors & Equipment – 0.7%
972	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	Ba3	987,088
738	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	738,856
1,710	Total Semiconductors & Equipment				1,725,944
	Software – 1.6%
499	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	502,622
838	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	843,750
980	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	983,998
786	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, WI/DD	TBD	TBD	Ba3	787,525
962	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.250%	6/07/19	BB	966,058
100	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.250%	6/07/19	BB	99,782
4,165	Total Software				4,183,735
	Specialty Retail – 1.2%
252	J Crew Group, Term Loan B1	4.000%	3/07/18	Ba3	253,939
1,750	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,758,442
987	Pilot Travel Centers LLC, First Amendment, Tranche B, Term Loan	4.250%	8/07/19	BB	993,260
2,989	Total Specialty Retail				3,005,641
	Wireless Telecommunication Services – 0.4%
995	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	Baa3	987,693
102	Clear Channel Communications, Inc., Tranche B, Term Loan	3.819%	1/29/16	CCC+	99,388
1,097	Total Wireless Telecommunication Services				1,087,081
$82,020	Total Variable Rate Senior Loan Interests (cost $81,522,665)				81,208,225

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		CORPORATE BONDS – 0.1% (0.0% of Total Investments)
		Media – 0.1%
$132		Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	$134,640
$132		Total Corporate Bonds (cost $109,427)				134,640
Amount (000) (11)		Principal Description (1)	Coupon	Maturity	Ratings (6)	Value
		EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS – 32.8% (22.7% of Total Investments)
		Argentina – 0.6%
130		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B–	$135,850
145		Republic of Argentina	7.000%	10/03/15	B–	144,275
80		Republic of Argentina	8.750%	6/02/17	B	72,600
533		Republic of Argentina	8.280%	12/31/33	CC	402,486
400		Republic of Argentina	8.280%	12/31/33	B–	292,084
231	EUR	Republic of Argentina	7.820%	12/31/33	CC	226,935
833		Republic of Argentina	2.500%	12/31/38	CC	339,448
		Total Argentina				1,613,678
		Azerbaijan – 0.2%
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB–	494,621
		Bolivia – 0.2%
220		Bolivia Government, 144A	5.950%	8/22/23	BB–	216,700
200		Bolivia Government, Reg S	4.875%	10/29/22	BB–	190,500
		Total Bolivia				407,200
		Brazil – 2.4%
255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	255,956
875		Brazil Minas SPE via State of Minas Gerais, Pass Through Notes, 144A	5.333%	2/15/28	BBB	811,563
1,130	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/21	A–	416,326
1,167	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/23	A–	417,778
300		Centrais Eletricas Brasileiras S.A, 144A	5.750%	10/27/21	BBB	291,375
315		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BBB	305,944
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	448,275
600		Federative Republic of Brazil	6.000%	1/17/17	BBB	664,800
460		Federative Republic of Brazil	8.000%	1/15/18	BBB	510,600
671		Federative Republic of Brazil	8.250%	1/20/34	BBB	857,203
1,003		Federative Republic of Brazil	7.125%	1/20/37	BBB	1,148,435
		Total Brazil				6,128,255
		Canada – 0.1%
206		Pacific Rubiales Energy Corporation, 144A	7.250%	12/12/21	BB+	218,360
		Chile – 1.0%
640		Coporacion Nacional del Cobre de Chile, Reg S	3.750%	11/04/20	AA–	639,755
655		Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	AA–	640,639
420		Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	AA–	419,839
195		E-CL S.A, 144A	5.625%	1/15/21	BBB	205,624
225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	247,653
395		Empresa Nacional del Petroleo, 144A	4.750%	12/06/21	A	392,777
		Total Chile				2,546,287
		China – 0.4%
255		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	246,909
920		Sinopec Group Overseas Development 2013 Limited, 144A	4.375%	10/17/23	Aa3	903,366
		Total China				1,150,275

Nuveen Investments

Amount (000) (11)		Principal Description (1)	Coupon	Maturity	Ratings (6)	Value
		Colombia – 2.4%
205		Bancolombia SA	6.125%	7/26/20	BBB–	$211,406
235		EcoPetrol SA	5.875%	9/18/23	BBB	247,925
190		EcoPetrol SA	7.375%	9/18/43	BBB	205,960
215		Grupo Aval Acciones y Valores, 144A	4.750%	9/26/22	Baa3	198,338
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB	413,428
580		Republic of Colombia	7.375%	3/18/19	BBB	697,160
605		Republic of Colombia	11.750%	2/25/20	BBB	868,175
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	240,140
250		Republic of Colombia	4.000%	2/26/24	BBB	241,000
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	113,596
535		Republic of Colombia	10.375%	1/28/33	BBB	785,113
1,000		Republic of Colombia	7.375%	9/18/37	BBB	1,227,500
575		Republic of Colombia	6.125%	1/18/41	BBB	615,250
		Total Colombia				6,064,991
		Costa Rica – 0.3%
315		Banco de Costa Rica, 144A	5.250%	8/12/18	Baa3	313,425
590		Republic of Costa Rica, 144A	4.250%	1/26/23	Baa3	539,850
		Total Costa Rica				853,275
		Cote d'Ivoire (Ivory Coast) – 0.4%
1,075		Ivory Coast Republic, Reg S	5.750%	12/31/32	D	959,438
		Croatia – 0.8%
280		Republic of Croatia, 144A	6.250%	4/27/17	BB+	298,200
200		Republic of Croatia, Reg S	6.250%	4/27/17	BB+	213,000
400		Republic of Croatia, Reg S	5.375%	11/29/19	BB+	433,000
130		Republic of Croatia, 144A	6.625%	7/14/20	BB+	139,263
880		Republic of Croatia, Reg S	6.625%	7/14/20	BB+	942,700
		Total Croatia				2,026,163
		Dominican Republic – 0.4%
335		Dominican Republic, 144A	6.600%	1/28/24	B+	336,675
405		Dominican Republic, 144A	5.875%	4/18/24	B+	386,775
182		Dominican Republic, Reg S	9.040%	1/23/18	B+	196,539
165		Dominican Republic, Reg S	5.875%	4/18/24	B+	157,575
		Total Dominican Republic				1,077,564
		El Salvador – 0.6%
145		Republic of El Salvador, 144A	5.875%	1/30/25	BB–	137,931
30		Republic of El Salvador, Reg S	8.250%	4/10/32	BB–	31,988
165		Republic of El Salvador, Reg S	7.375%	12/01/19	BB–	179,644
616		Republic of El Salvador, Reg S	7.750%	1/24/23	BB–	671,440
75		Republic of El Salvador, Reg S	7.625%	9/21/34	BB–	78,750
120		Republic of El Salvador, Reg S	7.650%	6/15/35	BB–	116,880
260		Republic of El Salvador, Reg S	7.625%	2/01/41	BB–	251,550
		Total El Salvador				1,468,183
		Hungary – 1.1%
395	EUR	Republic of Hungary, Government Bond, Reg S	4.375%	7/04/17	Ba1	568,680
276		Republic of Hungary, Government Bond	4.125%	2/19/18	Ba1	279,036
90	EUR	Republic of Hungary, Government Bond, Reg S	5.750%	6/11/18	Ba1	134,196
422		Republic of Hungary, Government Bond	5.750%	11/22/23	Ba1	424,110
1,210		Republic of Hungary, Government Bond	7.625%	3/29/41	Ba1	1,323,438
		Total Hungary				2,729,460

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Amount (000) (11)	Principal Description (1)	Coupon	Maturity	Ratings (6)	Value
	Iceland – 0.3%
231	Republic of Iceland, 144A	5.875%	5/11/22	BBB	$235,620
485	Republic of Iceland, Reg S	4.875%	6/16/16	BBB	503,188
	Total Iceland				738,808
	India – 0.1%
285	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	288,232
	Indonesia – 2.2%
760	Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	848,350
215	Pertamina PT, Reg S	6.000%	5/03/42	Baa3	177,644
200	Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	192,500
385	Republic of Indonesia, 144A	5.375%	10/17/23	Baa3	383,075
1,445	Republic of Indonesia, Reg S	7.500%	1/15/16	Baa3	1,589,483
395	Republic of Indonesia, Reg S	11.625%	3/04/19	Baa3	526,338
235	Republic of Indonesia, Reg S	4.875%	5/05/21	Baa3	232,650
475	Republic of Indonesia, Reg S	3.750%	4/25/22	Baa3	428,094
395	Republic of Indonesia, Reg S	3.375%	4/15/23	Baa3	336,738
100	Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	120,750
880	Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	887,920
	Total Indonesia				5,723,542
	Ireland – 0.2%
400	RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	Baa1	406,800
	Kazakhstan – 1.1%
220	KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB+	201,740
330	Kazakhstan Development Bank	6.500%	6/03/20	BBB+	348,216
200	Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	211,700
375	Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	BBB	412,500
225	Kazatomprom, Reg S	6.250%	5/20/15	Baa3	234,000
435	Kazmunaygas National, Reg S	11.750%	1/23/15	BBB	477,413
250	Kazmunaygas National, Reg S	5.750%	4/30/43	BBB	215,675
430	KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB	471,925
210	KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	BBB	254,625
	Total Kazakhstan				2,827,794
	Latvia – 0.8%
295	Latvia Republic, Reg S	5.250%	2/22/17	BBB+	321,550
440	Latvia Republic, Reg S	2.750%	1/12/20	BBB+	419,650
520	Latvia Republic, 144A	5.250%	2/22/17	BBB+	566,800
715	Latvia Republic, 144A	3.625%	1/12/20	BBB+	681,931
	Total Latvia				1,989,931
	Lithuania – 1.2%
175	Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	210,263
145	Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	164,256
670	Republic of Lithuania, 144A	6.625%	2/01/22	Baa1	782,225
120	Republic of Lithuania, Reg S	5.125%	9/14/17	Baa1	131,250
460	Republic of Lithuania, Reg S	7.375%	2/11/20	Baa1	552,690
1,195	Republic of Lithuania, Reg S	6.125%	3/09/21	Baa1	1,353,696
	Total Lithuania				3,194,380
	Luxembourg – 0.1%
330	Gaz Capital SA, Reg S	8.625%	4/28/34	Baa1	389,400
	Malaysia – 0.5%
765	Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	833,826
360	Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	394,578
	Total Malaysia				1,228,404

Nuveen Investments

Amount (000) (11)		Principal Description (1)	Coupon	Maturity	Ratings (6)	Value
		Mexico – 1.8%
200		Alpek SA DE CV, Reg S	4.500%	11/20/22	BBB–	$190,000
205		Comision Federal de Electricidad, Reg S	5.750%	2/14/42	BBB+	191,163
460		Pemex Project Funding Master Trust	6.625%	6/15/35	BBB+	484,150
210		Pemex Project Funding Master Trust	6.625%	6/15/38	BBB+	216,300
210		United Mexican States	6.625%	3/03/15	BBB+	223,650
590		United Mexican States	4.000%	10/02/23	BBB+	584,100
365		United Mexican States	7.500%	4/08/33	BBB+	460,813
191		United Mexican States	6.750%	9/27/34	BBB+	225,380
672		United Mexican States	6.050%	1/11/40	BBB+	730,800
1,280		United Mexican States	5.750%	10/12/10	BBB+	1,184,000
		Total Mexico				4,490,356
		Morocco – 0.1%
215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB–	198,875
235		Kingdom of Morocco, 144A	5.500%	12/11/42	BBB–	196,225
		Total Morocco				395,100
		Nigeria – 0.2%
240		Nigerian Government International Bond, 144A	5.125%	7/12/18	BB–	246,000
200		Nigerian Government International Bond, 144A	6.375%	7/12/23	BB–	206,500
		Total Nigeria				452,500
		Panama – 0.4%
180		AES Panama, Reg S	6.350%	12/21/16	BBB–	190,782
5		Republic of Panama	7.250%	3/15/15	BBB	5,375
490		Republic of Panama	8.875%	9/30/27	BBB	652,925
200		Republic of Panama	9.375%	4/01/29	BBB	277,500
		Total Panama				1,126,582
		Peru – 0.6%
165		El Fondo Mivivienda SA, 144A	3.500%	1/31/23	BBB+	147,263
745		Republic of Peru	8.375%	5/03/16	BBB+	861,593
140		Republic of Peru	7.125%	3/30/19	BBB+	169,225
335		Republic of Peru	6.550%	3/14/37	BBB+	385,250
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	A–	101,365
		Total Peru				1,664,696
		Philippines – 0.9%
185		National Power Corporation	9.625%	5/15/28	BBB–	262,700
230		Republic of the Philippines	9.875%	1/15/19	BBB–	303,888
850		Republic of the Philippines	6.500%	1/20/20	BBB–	998,750
420		Republic of the Philippines	10.625%	3/16/25	BBB–	644,175
106		Republic of the Philippines	9.500%	2/02/30	BBB–	158,603
		Total Philippines				2,368,116
		Poland – 0.5%
95		Republic of Poland	3.875%	7/16/15	A2	99,399
91		Republic of Poland	6.375%	7/15/19	A2	106,356
395		Republic of Poland	5.125%	4/21/21	A2	429,069
710		Republic of Poland	5.000%	3/23/22	A2	758,813
		Total Poland				1,393,637
		Romania – 0.9%
315	EUR	Republic of Romania, Reg S	4.875%	11/07/19	Baa3	463,333
405	EUR	Republic of Romania, Reg S	4.625%	9/18/20	Baa3	581,673
536		Republic of Romania, Reg S	6.750%	2/07/22	Baa3	608,360
266		Republic of Romania, Reg S	4.375%	8/22/23	Baa3	256,690
390		Republic of Romania, 144A	6.750%	2/07/22	Baa3	442,650
		Total Romania				2,352,706

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Amount (000) (11)		Principal Description (1)	Coupon	Maturity	Ratings (6)	Value
		Russia – 3.2%
290		Alrosa Finance SA, 144A	7.750%	11/03/20	BB	$321,465
230		EDC Finance Limited, 144A	4.875%	4/17/20	BB+	223,388
555		Gazprom International SA, Reg S	4.375%	9/19/22	Baa2	508,519
200		Gazprom Neft OAO Via GPN Capital SA, 144A	4.375%	9/19/22	Baa2	183,250
635		Gazprom OAO Via Gaz Capital SA, Reg S	5.999%	1/23/21	Baa1	669,925
435		Lukoil International Finance, 144A	4.563%	4/24/23	BBB	408,248
5,995	RUB	Russian Federal Bond – OFZ	8.150%	2/03/27	BBB+	188,192
7,275	RUB	Russian Federation	6.800%	12/11/19	BBB+	216,784
200		Russian Federation, Reg S	4.500%	4/04/22	Baa1	202,500
4,255	RUB	Russian Federation	7.050%	1/19/28	Baa1	120,376
600		Russian Federation, 144A	4.875%	9/16/23	Baa1	606,000
600		Russian Federation, 144A	5.875%	9/16/43	Baa1	609,900
700		Russian Federation, Reg S	3.625%	4/29/15	Baa1	722,750
1,706		Russian Federation, Reg S	7.500%	3/31/30	Baa1	1,987,241
435		Vnesheconombank via VEB Finance PLC, 144A	5.942%	11/21/23	BBB	433,913
700		VTB Bank OJSC via VTB Capital SA, Loan Participiation, Reg S	6.875%	5/29/18	BBB	763,840
		Total Russia				8,166,291
		Senegal – 0.2%
400		Republic of Senegal, Reg S	8.750%	5/13/21	B+	446,000
		Serbia – 0.6%
515		Republic of Serbia, Reg S	5.250%	11/21/17	BB–	516,288
480		Republic of Serbia, 144A	5.875%	12/03/18	BB–	488,400
510		Republic of Serbia, Reg S	7.250%	9/28/21	BB–	536,775
		Total Serbia				1,541,463
		Singapore – 0.2%
210		DBS Bank Limited Singapore, Reg S	3.625%	9/21/22	Aa3	215,728
210		Oversea-Chinese Banking Corporation	3.750%	11/15/22	Aa3	216,059
		Total Singapore				431,787
		Slovakia – 0.1%
210		Slovakia Government, Reg S	4.675%	5/21/22	A+	216,703
		Slovenia – 0.4%
475		Republic of Slovenia, 144A	5.850%	5/10/23	A–	482,125
220		Republic of Slovenia, Reg S	4.750%	5/10/18	A–	225,500
200		Republic of Slovenia, Reg S	5.500%	10/26/22	A–	199,500
		Total Slovenia				907,125
		South Africa – 0.5%
200		Eskom Holdings Limited, 144A	6.750%	8/06/23	BBB	204,500
202		Republic of South Africa	4.665%	1/17/24	Baa1	193,163
295		Republic of South Africa	5.875%	9/16/25	Baa1	306,800
2,590	ZAR	Republic of South Africa	8.750%	2/28/48	BBB+	234,162
335		Transnet SOC Limited, 144A	4.500%	2/10/16	A3	350,035
		Total South Africa				1,288,660
		Spain – 0.1%
225		BBVA Banco Continental SA, 144A	3.250%	4/08/18	BBB+	225,000
150		Santander Issuances, Reg S	4.125%	11/09/22	BBB+	141,375
		Total Spain				366,375
		Sri Lanka – 0.5%
170		Republic of Sri Lanka, 144A	6.250%	10/04/20	BB–	167,450
200		Republic of Sri Lanka, 144A	6.250%	7/27/21	BB–	194,500
290		Republic of Sri Lanka, 144A	5.875%	7/25/22	BB–	271,150
175		Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB–	172,375
510		Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB–	495,975
		Total Sri Lanka				1,301,450

Nuveen Investments

Principal Amount (000) (11)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Thailand – 0.1%
200	PTT Global Chemical PCL, 144A	4.250%	9/19/22	BBB	$187,002
	Turkey – 1.5%
210	Akbank TAX, Reg S	3.875%	10/24/17	Baa2	204,246
775	Republic of Turkey, Government Bond	7.000%	9/26/16	Baa3	850,563
321	Republic of Turkey, Government Bond	7.500%	7/14/17	Baa3	358,397
185	Republic of Turkey, Government Bond	6.750%	4/03/18	BBB–	200,910
160	Republic of Turkey, Government Bond	5.625%	3/30/21	Baa3	160,640
1,120	Republic of Turkey, Government Bond	7.375%	2/05/25	Baa3	1,209,040
360	Republic of Turkey, Government Bond	6.875%	3/17/36	Baa3	353,160
215	Turkiye Garanti Bankasi AS, 144A	4.000%	9/13/17	Baa2	211,238
210	Turkiye IS Bankasi (Isbank), Reg S	3.875%	11/07/17	Baa2	201,852
	Total Turkey				3,750,046
	Ukraine – 0.9%
515	Republic of Ukraine, Reg S	9.250%	7/24/17	B–	513,496
355	Republic of Ukraine, 144A	6.250%	6/17/16	B–	333,168
445	Republic of Ukraine, 144A	9.250%	7/24/17	B–	443,701
175	Republic of Ukraine, Reg S	6.875%	9/23/15	B–	170,450
885	Republic of Ukraine, Reg S	6.580%	11/21/16	B–	829,688
	Total Ukraine				2,290,503
	United Arab Emirates – 0.2%
242	Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	Baa3	281,930
217	Waha Aerospace BV, 144A	3.925%	7/28/20	AA	227,850
	Total United Arab Emirates				509,780
	Uruguay – 0.6%
1,039	Republic of Uruguay	4.500%	8/14/24	BBB–	1,039,000
11	Republic of Uruguay	6.875%	9/28/25	BBB–	12,177
348	Republic of Uruguay	7.875%	1/15/33	BBB–	427,476
32	Republic of Uruguay	4.125%	11/20/45	BBB–	24,640
	Total Uruguay				1,503,293
	Venezuela – 0.9%
470	Petroleos de Venezuela SA, Reg S	9.750%	5/17/35	B+	330,175
230	Republic of Venezuela, Reg S	5.750%	2/26/16	B+	195,385
905	Republic of Venezuela	11.950%	8/05/31	B+	771,060
350	Republic of Venezuela	9.375%	1/13/34	B+	259,525
880	Republic of Venezuela, Reg S	9.000%	5/07/23	B+	654,720
	Total Venezuela				2,210,865
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $84,060,052)				83,886,077
	Total Long-Term Investments (cost $314,841,924)				359,589,029
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.1% (2.9% of Total Investments)
$7,387	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $7,387,048, collateralized by $7,060,000 U.S. Treasury Notes, 2.875%, due 3/31/18, value $7,536,550	0.000%	1/02/14		$7,387,048
3,175	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $3,175,065, collateralized by $3,175,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $3,239,932	0.000%	1/02/14		3,175,065
$10,562	Total Short-Term Investments (cost $10,562,113)				10,562,113
	Total Investments (cost $325,404,037) – 144.6%				370,151,142
	Borrowings – (45.3)% (12), (13)				(116,000,000)
	Other Assets Less Liabilities – 0.7% (14)				1,765,319
	Net Assets Applicable to Common Shares – 100%				$255,916,461

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2013

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value (14)
(400)	Anglogold Ashanti Limited	$(600,000)	1/18/14	$15	$(1,000)
(400)	Total Options Written (premiums received $48,208)	$(600,000)			$(1,000)

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (14)
Bank of America	Colombian Peso	505,931,000	U.S. Dollar	259,532	3/19/14	$(1,561)
Bank of America	Peruvian Nouveau Sol	56,000	U.S. Dollar	19,736	3/19/14	(64)
Bank of America	South African Rand	2,115,000	U.S. Dollar	201,767	3/19/14	2,342
BNP Paribas	Peruvian Nouveau Sol	57,000	U.S. Dollar	20,088	3/19/14	(65)
Citibank N.A.	U.S. Dollar	202,948	Philippine Peso	8,950,000	3/19/14	(136)
Deutsche Bank AG	Russian Ruble	16,006,000	U.S. Dollar	480,921	3/19/14	(404)
Goldman Sachs	U.S. Dollar	199,652	Malaysian Ringgit	645,000	3/19/14	(3,596)
HSBC Bank	Euro	65,000	U.S. Dollar	89,421	3/19/14	3
HSBC Bank	U.S. Dollar	413,453	Mexican Peso	5,372,000	3/19/14	(4,486)
Morgan Stanley	Brazilian Real	2,982,000	U.S. Dollar	1,266,941	3/06/14	21,910
Morgan Stanley	Colombian Peso	505,931,000	U.S. Dollar	258,967	3/19/14	(2,126)
Morgan Stanley	Euro	1,366,000	U.S. Dollar	1,882,157	3/19/14	2,992
Standard Chartered Bank	Colombian Peso	505,855,000	U.S. Dollar	258,816	3/19/14	(2,238)
Standard Chartered Bank	U.S. Dollar	34,522	Colombian Peso	66,800,000	3/19/14	(49)
UBS AG	Peruvian Nouveau Sol	57,000	U.S. Dollar	20,088	3/19/14	(65)
						$12,457

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Termination Date	Unrealized Appreciation (Depreciation) (14)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(49,618)
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	912,500
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	1,822,262
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(707,992)
	$100,800,000							$1,977,152

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

(6)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)  Perpetual security. Maturity date is not applicable.

(8)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

  Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(10)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(11)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(12)  Borrowings as a percentage of Total Investments is 31.3%.

(13)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

(14)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

(15)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(16)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD  Purchased on a when-issued or delayed delivery basis.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

BRL  Brazilian Real

COP  Columbian Peso

EUR  Euro

PEN  Peruvian Nuevo Sol

RUB  Russian Ruble

ZAR  South African Rand

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

Assets
Long-term investments, at value (cost $314,841,924)	$359,589,029
Short-term investments, at value (cost approximates value)	10,562,113
Cash denominated in foreign currencies (cost $8,667)	8,667
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	23,493
Interest rate swaps, net	2,685,144
Receivable for:
Dividends	568,647
Interest	1,883,821
Investments sold	1,347,742
Reclaims	28,858
Other assets	76,699
Total assets	376,774,213
Liabilities
Cash overdraft	823,708
Borrowings	116,000,000
Options written, at value (premiums received $48,208)	1,000
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	11,036
Interest rate swaps	707,992
Payable for investments purchased	2,771,992
Accrued expenses:
Management fees	272,553
Interest on borrowings	89,986
Trustees fees	52,372
Other	127,113
Total liabilities	120,857,752
Net assets applicable to common shares	$255,916,461
Common shares outstanding	19,938,925
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$12.84
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$199,389
Paid-in surplus	239,651,124
Undistributed (Over-distribution of) net investment income	(960,162)
Accumulated net realized gain (loss)	(29,757,888)
Net unrealized appreciation (depreciation)	46,783,998
Net assets applicable to common shares	$255,916,461
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

Investment Income
Dividends (net of foreign tax withheld of $75,079)	$4,893,216
Interest	8,645,618
Total investment income	13,538,834
Expenses
Management fees	3,213,662
Interest expense on borrowings	1,220,051
Shareholder servicing agent fees and expenses	1,223
Custodian fees and expenses	226,702
Trustees fees and expenses	12,710
Professional fees	53,791
Shareholder reporting expenses	79,043
Stock exchange listing fees	8,586
Investor relations expenses	57,192
Other expenses	26,689
Total expenses	4,899,649
Net investment income (loss)	8,639,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,789,273
Forward foreign currency exchange contracts	42,177
Options written	647,990
Swaps	(575,277)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,400,101
Forward foreign currency exchange contracts	1,236
Options written	38,029
Swaps	3,027,397
Net realized and unrealized gain (loss)	19,370,926
Net increase (decrease) in net assets applicable to common shares from operations	$28,010,111

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$8,639,185	$9,054,824
Net realized gain (loss) from:
Investments and foreign currency	8,789,273	9,615,288
Forward foreign currency exchange contracts	42,177	(226,177)
Options written	647,990	678,587
Swaps	(575,277)	(555,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,400,101	22,339,192
Forward foreign currency exchange contracts	1,236	13,831
Options written	38,029	(55,515)
Swaps	3,027,397	197,577
Net increase (decrease) in net assets applicable to common shares from operations	28,010,111	41,061,679
Distributions to Common Shareholders
From net investment income	(16,909,056)	(19,172,943)
Return of capital	(3,031,726)	(764,754)
Decrease in net assets applicable to common shares from distributions to common shareholders	(19,940,782)	(19,937,697)
Capital Share Transactions
Common shares:
Repurchased and retired	(31,515)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	53,078	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	21,563	—
Net increase (decrease) in net assets applicable to common shares	8,090,892	21,123,982
Net assets applicable to common shares at the beginning of period	247,825,569	226,701,587
Net assets applicable to common shares at the end of period	$255,916,461	$247,825,569
Undistributed (Over-distribution of) net investment income at the end of period	$(960,162)	$(1,109,812)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2013

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$28,010,111
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(198,452,890)
Proceeds from sales and maturities of investments	203,873,332
Proceeds from (Purchases of) short-term investments, net	(3,348,062)
Proceeds from (Payments for) closed foreign currency spot contracts	11,872
Proceeds from (Payments for) cash denominated in foreign currencies, net	(8,667)
Premiums received for options written	900,914
Cash paid for terminated options written	(224,965)
Proceeds from (Payments for) swap contracts, net	(575,277)
Amortization (Accretion) of premiums and discounts, net	151,079
(Increase) Decrease in:
Receivable for dividends	(116,847)
Receivable for interest	(182,297)
Receivable for investments sold	(862,316)
Receivable for matured senior loans	283,093
Receivable for reclaims	1,770
Other assets	20,166
Increase (Decrease) in:
Payable for investments purchased	(44,869)
Accrued management fees	11,875
Accrued interest on borrowings	(1,848)
Accrued Trustees fees	4,044
Accrued other expenses	(61,150)
Net realized (gain) loss from:
Investments and foreign currency	(8,789,273)
Options written	(647,990)
Swaps	575,277
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(7,400,101)
Forward foreign currency exchange contracts	(1,236)
Options written	(38,029)
Swaps	(3,027,397)
Capital gain and return of capital distributions from investments	1,140,825
Net cash provided by (used in) operating activities	11,201,144
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	518,075
Proceeds from borrowings	8,200,000
Cash distributions paid to common shareholders	(19,887,704)
Cost of common shares repurchased and retired	(31,515)
Net cash provided by (used in) financing activities	(11,201,144)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs) $1,070,672 Non-cash financing activities not included herein consist of reinvestments of common share distributions	53,078

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)		Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Year Ended 12/31:
2013	$12.43	$.43	$.98	$—		$—		$1.41	$(.85)	$—	$(.15)	$(1.00)	$—	*	$12.84	$11.27
2012	11.37	.45	1.61	—		—		2.06	(.96)	—	(.04)	(1.00)	—		12.43	11.60
2011	12.25	.44	(.32)	—		—		0.12	(1.00)	—	—	(1.00)	—	*	11.37	10.26
2010	11.13	.36	1.70	—		—		2.06	(.94)	—	—	(.94)	—	*	12.25	10.89
2009	8.30	.46	3.24	—	*	—	*	3.70	(.47)	—	(.41)	(.88)	.01		11.13	9.73
	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2013	$116,000	$3,206
2012	107,800	3,299
2011	97,800	3,318
2010	65,000	4,761
2009	65,000	4,424

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share Net Asset Value(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)
Year Ended 12/31:
2013	11.63%	5.63%	$255,916	1.90%	3.35%	N/A	N/A	54%
2012	18.45	22.99	247,826	1.95	3.72	N/A	N/A	50
2011	1.08	3.33	226,702	1.81	3.61	1.73%	3.69%	67
2010	19.18	22.16	244,461	1.78	2.88	1.61	3.06	67
2009	47.30	72.17	222,566	1.89	4.73	1.59	5.02	77

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2013	.47%
2012	.53
2011	.44
2010	.38
2009	.38

(e)  After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen").The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management LLC ("Symphony") and Wellington Management Company, LLP ("Wellington") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs") and the Fund's option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds and the forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund's investments in swap contracts.

Investment Objective

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments of $987,500.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of "Interest" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Nuveen Investments

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2013, the character of distributions to the Fund from the REITs was 67.33% ordinary income, 23.25% long-term capital gains and 9.42% return of REIT capital. For the fiscal year ended December 31, 2012, the character of distributions to the Fund from the REITs was 70.71% ordinary income, 16.97% long-term capital gains and 12.32% return of REIT capital.

For the fiscal years ended December 31, 2013 and December 31, 2012, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Fund redeemed all of its outstanding FundPreferred shares, at liquidation value.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Fund was not invested in any portfolio securities or derivatives, other than repurchase agreements, forward foreign currency exchange contracts and swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or

Nuveen Investments

Notes to Financial Statements (continued)

NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value ("NAV") of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund's Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter ("OTC") market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market

Nuveen Investments

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$99,013,041	$2,856,668	$—	***	$101,869,709
Real Estate Investment Trust (REIT) Common Stocks	89,634,398	—	—		89,634,398
Convertible Preferred Securities	1,111,500	—	—		1,111,500
$25 Par (or similar) Retail Structures	809,267	—	—		809,267
$1,000 Par (or similar) Institutional Structures	—	935,213	—		935,213
Variable Rate Senior Loan Interests	—	81,208,225	—		81,208,225
Corporate Bonds	—	134,640	—		134,640
Emerging Markets Debt and Foreign Corporate Bonds	—	83,886,077	—		83,886,077
Short-Term Investments:
Repurchase Agreements	—	10,562,113	—		10,562,113
Derivatives:
Options Written	(1,000)	—	—		(1,000)
Forward Foreign Currency Exchange Contracts**	—	12,457	—		12,457
Interest Rate Swaps**	—	1,977,152	—		1,977,152
Total	$190,567,206	$181,572,545	$—	***	$372,139,751

*  Refer to the Fund's Portfolio of Investments for industry and country, where applicable, classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The Fund may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objective). As of December 31, 2013, the Fund's investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Russia	$8,166,291	2.2%
Brazil	6,128,255	1.7
Colombia	6,064,991	1.6
Indonesia	5,723,542	1.5
Mexico	4,490,353	1.2
Other*	53,312,645	14.5
Total	$83,886,077	22.7%

*   Includes all other countries less than $4,490,353.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swaps are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written and swaps", respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$10,562,113	$(10,562,113)	$—

*  As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts ("forward contracts") under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of "Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, net" on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2013, the Fund entered into forward foreign currency exchange contracts to reduce currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$5,996,047

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Nuveen Investments

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$27,244	Unrealized depreciation on forward foreign currency exchange contracts, net	$3
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(3,751)	Unrealized depreciation on forward foreign currency exchange contracts, net	(11,039)
Total			$23,493		$(11,036)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as collateral delivered to those forward foreign currency exchange contracts.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America	$2,342	$(1,625)	$(1,625)	$717	$—	$717
BNP Paribas	—	(65)	—	(65)	—	(65)
Citibank N.A.	—	(136)	—	(136)	—	(136)
Deutsche Bank AG	—	(404)	—	(404)	—	(404)
Goldman Sachs	—	(3,596)	—	(3,596)	—	(3,596)
HSBC Bank	3	(4,486)	3	(4,483)	—	(4,483)
Morgan Stanley	24,902	(2,126)	(2,126)	22,776	—	22,776
Standard Chartered Bank	—	(2,287)	—	(2,287)	—	(2,287)
UBS AG	—	(65)	—	(65)	—	(65)
Total	$27,247	$(14,790)	$(3,748)	$12,457	$—	$12,457

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$42,177	$1,236

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2013, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

Nuveen Investments

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2013, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$100,800,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	$2,734,762	Unrealized depreciation on interest rate swaps	$(707,992)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps, net	(49,618)	—	—
Total			$2,685,144		$(707,992)

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$2,734,762	$(49,618)	$(49,618)	$2,685,144	$(2,621,400)	$63,744
Morgan Stanley	—	(707,992)	—	(707,992)	707,992	—
Total	$2,734,762	$(757,610)	$(49,618)	$1,977,152	$(1,913,408)	$63,744

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(575,277)	$3,027,397

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, the Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The Fund had no other transactions in options during the fiscal year ended December 31, 2013.

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, was as follows:

Average notional amount of outstanding options written*	$(2,388,340)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the fair value of all options written by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(1,000)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$647,990	$38,029

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Common shares:
Issued to shareholders due to reinvestment of distributions	4,114	—
Repurchased and retired	(2,886)	—
Weighted average:
Price per common share repurchased and retired	$10.90	$—
Discount per common share repurchased and retired	13.77%	—%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2013, aggregated $198,452,890 and $203,873,332, respectively.

Transactions in options written during the fiscal year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	451	$20,249
Options written	9,958	900,914
Options terminated in closing purchase transactions	(3,331)	(345,858)
Options exercised	(3,484)	(342,789)
Options expired	(3,194)	(184,308)
Options outstanding, end of period	400	$48,208

Nuveen Investments

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$331,255,978
Gross unrealized:
Appreciation	$53,064,358
Depreciation	(14,169,194)
Net unrealized appreciation (depreciation) of investments	$38,895,164

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, foreign currency reclasses, tax basis earnings and profits adjustments and return of capital distributions, resulted in reclassifications among the Fund's components of common share net assets as of December 31, 2013, the Fund's tax year-end, as follows:

Paid-in surplus	$(11,497,967)
Undistributed (Over-distribution of) net investment income	11,451,247
Accumulated net realized gain (loss)	46,720

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

The tax character of distributions paid during the Fund's tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[1]	$16,909,056
Distributions from net long-term capital gains	—
Return of capital	3,031,726
2012
Distributions from net ordinary income[1]	$19,172,943
Distributions from net long-term capital gains	—
Return of capital	764,754

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

As of December 31, 2013, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$24,657,663
Not subject to expiration:	—
Total	$24,657,663

Nuveen Investments

Notes to Financial Statements (continued)

During the Fund's tax year ended December 31, 2013, the Fund utilized $8,466,983 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$113,534
Late-year ordinary losses[3]	—

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Fund's tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund's use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for the Fund was .1686%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of December 31, 2013, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of December 31, 2013, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into borrowing arrangements ("Borrowings") as a means of leverage.

The Fund has entered into a $116 million (maximum commitment amount) senior committed secured 364-day revolving line of credit, renewable annually, with its custodian bank. As of December 31, 2013, the outstanding balance on these Borrowings was $116 million. During the fiscal year ended December 31, 2013, the average daily balance outstanding and average annual interest rate on the Borrowings was $112.7 million and .94%, respectively.

Interest is charged on these Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-Bank Offered Rate) rate plus .80% or (b) the Federal Funds rate plus .80%. In addition to interest expense, the Fund accrues a per annum commitment fee and a .05% per annum facility fee based on the total maximum commitment amount of the Borrowings through the renewal date.

On May 24, 2013, the Fund renewed the Borrowings with its custodian bank through May 23, 2014. The Fund accrues a .10% per annum commitment fee (previously .15% per annum commitment fee) and also accrues a one-time .05% upfront fee based on the maximum commitment amount of the Borrowings through the renewal date.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, upfront fee, commitment fees and facility fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

The Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

JDD
Common shares repurchased	2,886

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% QDI	15.00%
% DRD	10.00%

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  JDD Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

■  JPMorgan Corporate Emerging Markets Bond Index (CEMBI): A global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt benchmark that tracks local currency bonds issued by Emerging Market governments. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments

■  Nikkei Index: A price-weighted average comprised of Japan's 225 top-rated Japanese companies linked in the first section of the Tokyo Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-B-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$33,750	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$32,400	$0	$500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$2,500	$0	$0	$2,500
December 31, 2012	$500	$0	$0	$500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)   See Portfolio of Investments in Item 1.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

SECURITY CAPITAL

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies,

Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

WELLINGTON MANAGEMENT

The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies Policy and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments,  Symphony Asset Management, LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments,  (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL

Item 8 (a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated.  Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.  Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 40 years of experience in the real estate investment business.  He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics.  Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy.  Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.  Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management.  Mr. Statz has 32 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies.  Prior to joining Security

Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.  Mr. Bedell has 27 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).   OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2013

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”) Security Capital Research & Management Incorporated (“Adviser”)

(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each category below

(a)(3) Performance Fee Accounts. For each of the categories
in column (a)(2), provide number of accounts and the total
assets in the accounts with respect to which the advisory fee is based on the performance of the account

(a)(1) Identify portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
manager(s) of the Adviser to be named in the Fund prospectus	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	8	$0.7	2	$0.7	229	$2.1	—	—	—	—	5	$0.3
Kenneth D. Statz	8	$0.7	2	$0.7	221	$2.1	—	—	—	—	5	$0.3
Kevin W. Bedell	8	$0.7	2	$0.7	219	$2.1	—	—	—	—	5	$0.3

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”).  The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed  using the same objectives, approach and philosophy.  Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts.  This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts.  Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering.  A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security

Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager.  None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2013

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

WELLINGTON MANAGEMENT

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income of Wellington Management, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AS OF DECEMBER 31, 2013

(a)(2) For each person identified in column (a)(1), provide number of accounts other than the
Funds managed by the person within each category below and the total assets in the accounts managed within each category below

(a)(3) Performance Fee Accounts.   For each of the categories in column
(a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

(a)(1) Identify portfolio manager(s) of	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
the Adviser to be named in the Fund prospectus	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($millions)

James W. Valone	3	$507.3	30	$14.92	28	$15.31	0	$0	3	$1.53	5	$515.9

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund.  The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weighted Performing through June 30, 2010 and the JP Morgan Emerging Markets Bond Index Global Diversified from July 1, 2010 over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a partner of the firm.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

SYMPHONY

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein, is Chief Investment Officer and Chief Executive Officer at Symphony.  Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading.  Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM As of 12/31/13

Gunther Stein, Chief Investment Officer, Chief Executive Officer, and Portfolio Manager
(a) RICs
Number of accts	35
Assets	$3.517 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	8
Assets	$282 million
Performance fee accts
Number of accts	17
Assets	$2.318 billion

(c) Other
Non-performance fee accts
Number of accts	12
Assets	$127 million
Performance fee accts
Number of accts	4
Assets	$282 million

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager

Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance.  Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

James Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies.  Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company.  Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).                          OTHER ACCOUNTS MANAGED — AS OF DECEMBER 31, 2013

	Jon Bosse		James Stephenson
(a) RICs
Number of accts	5		3
Assets ($000s)	$2,280,058,452		$319,726,616

(b) Other pooled accts
Non-performance fee accts
Number of accts	9		0
Assets ($000s)	$219,721,324		0

(c) Other
Non-performance fee accts
Number of accts	13,619	*	1
Assets ($000s)	$8,758,521,064	*	$922,411
Performance fee accts
Number of accts	1		0
Assets ($000s)	$48,055,886		0

*Includes model-based accounts and assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts.  NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•                  Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•                  Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jon Bosse	X
James Stephenson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2013	0		0	1,995,000
FEBRUARY 1-28, 2013	0		0	1,995,000
MARCH 1-31, 2013	0		0	1,995,000
APRIL 1-30, 2013	0		0	1,995,000
MAY 1-31, 2013	0		0	1,995,000
JUNE 1-30, 2013	0		0	1,995,000
JULY 1-31, 2013	0		0	1,995,000
AUGUST 1-31, 2013	0		0	1,995,000
SEPTEMBER 1-30, 2013	0		0	1,995,000
OCTOBER 1-31, 2013	0		0	1,995,000
NOVEMBER 1-30, 2013	0		0	1,995,000
DECEMBER 1-31, 2013	2,886	$10.90	2,886	1,992,114
TOTAL	2,886

* The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized November 15, 2012.  The program was reauthorized for a maximum repurchase amount of 1,995,000 shares on November 20, 2013.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 7, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 7, 2014